SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934




                       Date of Report:  August 25, 1997



                         CROSS MEDICAL PRODUCTS, INC.
           (Exact Name of Registrant as specified in its charter)




    Delaware                        000-16893                     31-1177614
  (State or other              (Commission File No.)           (IRS Employer
  jurisdiction of                                      Identification Number)
  incorporation or
  organization)




                  (Address, including zip code, and telephone number
                        including area code of Registrant's
                            principal executive offices)

                           5160 Blazer Memorial Parkway
                              Dublin, Ohio 43017-1339
                                  (614)718-0530




                                 Not Applicable
            (Former name or former address, if changed since last report)




Item 5.  Other Events

On August 25, 1997, Cross Medical Products, Inc., a Delaware corporation ("Cross") and Century Medical, Inc., a Japanese corporation ("Century") entered into a Stock Purchase Agreement (the "Agreement") which provides for the purchase of 210,748 shares of Cross by Century, for the total purchase price of $1,999,998.52. With the purchase, Century will own approximately 4% of the 5,209,053 outstanding shares of Cross. The proceeds will be used by Cross for general working capital.

The transaction was approved by the boards of directors of Cross and Century. The transaction was accomplished through arms-length negotiations between the management of Cross and Century.

Cross's press release issued on August 25, 1997 regarding the announcement of the private placement of its shares to Century is attached as Exhibit 99 to this report and is incorporated herein by reference. The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 2.

Item 7.   Exhibits.

(c)	Exhibits.

    Exhibit No.					Description

	2	Stock Purchase Agreement between Cross Medical Products, Inc.
                and Century Medical, Inc.

	99	Press release of Cross Medical Products, Inc., issued on
                August 25, 1997.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CROSS MEDICAL PRODUCTS, INC.


Date:  August 29, 1997                           By: /S/ Paul A. Miller
                                                 -----------------------------
                                                 Paul A. Miller, Vice President
                                                 and Chief Financial Officer


                                  EXHIBIT INDEX


        Exhibit No.     Description

        2 Stock Purchase Agreement, dated as of August 25, 1997, between Cross Medical Products, Inc. and Century Medical, Inc.


        99 Press release of Cross Medical Products, Inc. issued on August 25, 1997.



EXHIBIT 2

                            STOCK PURCHASE AGREEMENT

        This Stock Purchase Agreement is entered into as of August 22, 1997, between Century Medical, Inc., a Japanese corporation ("Buyer") and Cross Medical Products, Inc., a Delaware corporation ("Company").

        WHEREAS, the Company desires to sell, and Buyer desires to acquire the Company's shares as provided herein.

        NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Agreement and the representations, warranties, conditions and promises hereinafter contained, the Company and Buyer hereby represent, warrant and agree as follows:

                                     ARTICLE I
                       DEFINITIONS/PURCHASE & SALE/CLOSING


        1.1 Definitions. For all purposes of this Agreement, unless otherwise expressly provided,

        (a) the terms defined in this Article I have the meanings assigned to them in this Article I and include the plural as well as the singular,

        (b) all accounting terms not otherwise defined herein have the meanings assigned under generally accepted accounting principles,

        (c) all references in this Agreement to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of the body of this Agreement,

        (d) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms, and

        (e) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

        As used in this Agreement and the Exhibits and Schedules delivered pursuant to this Agreement, the following definitions shall apply.


        "Action" means any action, complaint, petition, investigation, suit or other proceeding, whether civil or criminal, in law or in equity, or before any arbitrator or Governmental Entity.

        "Affiliate" means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified Person.

        "Agreement" means this Stock Purchase Agreement between Buyer and the Company as amended or supplemented together with all Exhibits and Schedules attached or incorporated by reference.

        "Approval" means any approval, authorization, consent, qualification or registration, or any waiver of any of the foregoing, required to be obtained from, or any notice, statement or other communication required to be filed with or delivered to, any Governmental Entity or any other Person.

        "Business" means the business of Company, and shall be deemed to include any of the following incidents of such business: income, operations, condition (financial or other), assets/properties, anticipated revenues/income, prospects, and liabilities.

        "Buyer Stock" means the shares of Common Stock being acquired by Buyer hereunder.

        "Closing" means the consummation of the purchase and sale of the Buyer Stock under this Agreement.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Common Stock" shall mean the Common Stock, $0.01 par value, of the Company.

        "Contract" means any agreement, arrangement, bond, commitment, franchise, indemnity, indenture, instrument, lease, license or understanding, whether or not in writing.

        "Disclosure Materials" has the meaning set forth in Section 4.3.

        "Encumbrance" means any claim, charge, easement, encumbrance, lease, covenant, security interest, lien, option, pledge, rights of others, or restriction (whether on voting, sale, transfer, disposition or otherwise), whether imposed by agreement, understanding, law, equity or otherwise, except for any restrictions on transfer generally arising under any applicable federal or state securities law.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "GAAP" means generally accepted accounting principles in the United States, as in effect from time to time.

        "Governmental Entity" means any government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

        "Intangible Property" means any trade secret, secret process or other confidential information or know-how and any and all marks.

        "IRS" means the Internal Revenue Service or any successor entity.

        "Law" means any constitutional provision, statute or other law, rule, regulation, or interpretation of any Governmental Entity and any Order.

        "Loss" means any action, cost, damage, disbursement, expense, liability, loss, deficiency, diminution in value, obligation, penalty or settlement of any kind or nature, whether foreseeable or unforeseeable, including but not limited to, interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses incurred in the investigation, collection, prosecution and defense of claims and amounts paid in settlement, that may be imposed on or otherwise incurred or suffered by the specified person.

        "NASDAQ" shall mean the National Association of Securities Dealers Automated Quotations system.

        "Order" means any decree, injunction, judgment, order, ruling, assessment or writ.

        "Permit" means any license, permit, franchise, certificate of authority, or order, or any waiver of the foregoing, required to be issued by any Governmental Entity.

        "Person" means an association, a corporation, an individual, a partnership, a trust or any other entity or organization, including a Governmental Entity.

        "Purchase Price" has the meaning set forth in Section 1.3.

        "SEC" means the Securities and Exchange Commission or any successor entity.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Tax" means any foreign, federal, state, county or local income, sales and use, excise, franchise, real and personal property, gross receipt, capital stock, production, business and occupation, disability, employment, payroll, severance or withholding tax or charge imposed by any Governmental Entity, any interest and penalties (civil or criminal) related thereto or to the nonpayment thereof, and any Loss in connection with the determination, settlement or litigation of any Tax liability.

        "Tax Return" means a report, return or other information required to be supplied to a Governmental Entity with respect to Taxes including, where permitted or required, combined or consolidated returns for any group of entities that includes Company or any subsidiary.

        1.2 Sale and Purchase of Buyer Stock. In reliance on the representations, warranties and covenants contained herein and subject to the terms and conditions hereof, at the Closing the Company will issue, sell and deliver to the Buyer, and the Buyer will purchase from the Company the Buyer Stock, consisting of 210,748 shares of Common Stock, and representing in the aggregate 4.05% of the Company's Common Stock outstanding as of the Closing.

        1.3 Purchase Price; Payment. The price per share of the Buyer Stock shall be $9.49 for a total purchase price of $1,999,998.52 (the "Purchase Price"). At the Closing, the Buyer will deliver, by wire transfer to the Company's account 981170028-00002 at Bank One, Columbus, N.A., an amount equal to the Purchase Price in immediately available funds and the Company will deliver the certificate(s) representing the Buyer Stock.

        1.4 Closing. The Closing hereunder shall take place as soon as practicable after the date hereof, but in any event before August 26, 1997 (the "Closing Date"), at such location and at such time as shall be agreed in writing by the parties hereto.


                                 ARTICLE II
                  CONDITIONS TO OBLIGATIONS OF THE BUYER

        The obligation of the Buyer to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, or the waiver by the Buyer, on or prior to the Closing Date, of the following conditions:

        2.1 Representations and Warranties True at the Closing Date. The representations and warranties of the Company contained in this Agreement shall be deemed to have been made again on and as of the Closing Date and shall then be true and correct in all material respects, except for changes thereto agreed to in writing by the Buyer.

        2.2 Performance of Covenants. The Company shall have performed all covenants required to be performed by it under this Agreement prior to the Closing.

        2.3 Approvals and Consents. Any and all approvals, authorizations, consents and requirements of governmental and regulatory authorities required prior to Closing in order to consummate the transactions contemplated hereby shall have been obtained or completed, no such approvals, authorizations, consents or requirements shall have imposed a condition which in the reasonable judgment of the Buyer is unduly burdensome, and all waiting periods specified by applicable law shall have expired.

        2.4 Financial Statements. The Buyer shall have received the most recent available (as of the date of Closing) quarterly financial statements, and monthly balance sheet and income statement, of the Company.

        2.5 Certificate. The Company shall have furnished the Buyer with a certificate of the Company signed by its Chief Executive Officer, and its Secretary or an Assistant Secretary to the effect that (i) the Company's representations and warranties contained in this Agreement are true and correct in all material respects at and as of the Closing Date, (ii) the Company has performed or complied in all material respects with all terms, covenants and provisions of this Agreement required to be performed or complied with by it prior to or at the Closing, (iii) the Buyer Stock represents 4.05% of the shares of Common Stock outstanding as of the Closing Date and (iv) the Articles of Incorporation and By-Laws of the Company previously provided to the Buyer remain in effect and no changes, or modifications have been made thereto.

        2.6 No Governmental or Other Proceeding. No order of any court or Governmental Entity shall be in effect which restrains or prohibits any transaction contemplated hereby or which would limit or otherwise affect in a material respect the Buyer's ownership of the Buyer Stock; no suit, action, or proceeding by any Governmental Entity or other person or entity, or investigation or inquiry by any Governmental Entity, shall be pending or, in the case of a Governmental Entity, threatened, which challenges the validity or legality, or seeks to restrain the consummation, of any transaction contemplated hereby or which seeks to limit or otherwise affect the Buyer's ownership of the Buyer Stock; and no written advice shall have been received by the Buyer, the Company or their respective counsel from any Governmental Entity, and remain in effect, stating that an action or proceeding will, if the issuance of the Buyer Stock is consummated or sought to be consummated, be filed seeking to invalidate or restrain the issuance of the Buyer Stock or limit or otherwise affect the Buyer's ownership of the Buyer Stock.

        2.7 Distribution Agreement. The Company shall have executed and delivered to Buyer a distribution agreement, in form and substance as attached as Exhibit I hereto, granting to the Buyer the exclusive right to distribute certain products of the Company in the territory of Japan for a period commencing on the date thereof and terminating on December 31, 2007 (the "Distribution Agreement).

        2.8 Due Diligence. Buyer shall not, in the course of its on-going business investigation, have discovered information not previously disclosed by Company, which Buyer reasonably believes has or is likely to have a materially adverse effect on the Business or is materially inconsistent with information disclosed to Buyer prior to the date hereof.

        2.9 No Regulatory Changes. No action shall have been taken by any Governmental Entity, and no Law shall have been proposed or enacted, which would (or, in the case of a proposed Law, if enacted would) materially and adversely affect the financial condition, operations or prospects of Buyer, the Business, or the regulatory compliance status of Company.

        2.10 Market Price of Common Stock. The price per share of the Common Stock as quoted on NASDAQ shall not, prior to the Closing Date, have closed at a price that is less than $6.50 per share.


                                  ARTICLE III
                   CONDITIONS TO OBLIGATIONS OF THE COMPANY

        The obligations of the Company to consummate the transaction contemplated by this Agreement shall be subject to the fulfillment, or the waiver by the Company, on or prior to the Closing Date, of the following conditions:

        3.1 Representations and Warranties True at the Closing Date. The representations and warranties of the Buyer contained in this Agreement shall be deemed to have been made again on and as of the Closing Date and shall then be true and correct in all material respects, except for changes thereto agreed to in writing by the Company.

        3.2 Performance of Covenants. The Buyer shall have performed all covenants required to be performed by it under this Agreement prior to the Closing.

        3.3 Approvals and Consents. Any and all approvals, authorizations, consents and requirements of governmental and regulatory authorities required prior to the Closing in order to consummate the transactions contemplated herein shall have been obtained or completed, no such approvals, authorizations, consents or requirements shall have imposed a condition which in the reasonable judgment of Company is unduly burdensome and all waiting periods specified by applicable law shall have expired.

        3.4 Certificate. The Buyer shall have furnished the Company with a certificate of the Buyer signed by its Chief Executive Officer, its President or any General Manager to the effect that the Buyer's representations and warranties contained in this Agreement are true and correct in all material respects at and as of the Closing Date and that the Buyer has performed or complied in all material respects with all terms, covenants and provisions of this Agreement required to be performed or complied

        3.5 No Governmental or Other Proceeding. No order of any court or Governmental Entity shall be in effect which restrains or prohibits any transaction contemplated hereby or which would limit or otherwise affect in a material respect the Buyer's ownership of the Buyer Stock; no suit, action, or proceeding by any Governmental Entity or other person or entity, or investigation or inquiry by any Governmental Entity, shall be pending or, in the case of a governmental body, threatened, which challenges the validity or legality, or seeks to restrain the consummation, of any transaction contemplated hereby or which seeks to limit or otherwise affect the Buyer's ownership of the Buyer Stock; and no written advice shall have been received by the Buyer, the Company or their respective counsel from any Governmental Entity, and remain in effect, stating that an action or proceeding will, if the issuance of the Buyer Stock is consummated or sought to be consummated, be filed seeking to invalidate or restrain the issuance of the Buyer Stock or limit or otherwise affect the Buyer's ownership of the Buyer Stock.

        3.6 Distribution Agreement. The Buyer shall have executed and delivered to Company the Distribution Agreement, as amended, in form and substance as attached as Exhibit I.

        3.7 Market Price of Common Stock. The price per share of the Common Stock as quoted on NASDAQ shall not, prior to the Closing Date, have closed at a price that is less than $6.50 per share.


                                 ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY


        The Company hereby represents and warrants to Buyer as follows:

        4.1 Organization and Related Matters. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary corporate power and authority to execute, deliver and perform this Agreement and any related agreements to which it is a party. Company has all necessary corporate power and authority to own its properties and assets and to carry on its respective business as now conducted and is duly qualified or licensed to do business as a foreign corporation in good standing in all jurisdictions in which the character or the location of the assets owned or leased by it or the nature of the business conducted by it requires licensing or qualification. Schedule 4.1 correctly lists the current directors and executive officers of Company.
True, correct and complete copies of the charter documents of Company as in effect on the date hereof and minutes of all meetings of the Shareholders, the Board of Directors, or Committees thereof, held since January 1, 1996, have been delivered to Buyer.

        4.2     Stock.

        (a) The Company's authorized capital stock consists of 40,000,000 authorized shares of Common Stock, of which as of the date hereof, 4,998,305 shares are issued and outstanding. All of the outstanding Common Stock has been duly authorized and is validly issued, fully paid and nonassessable. Except as described on Schedule 4.2 there are no outstanding securities convertible into or exchangeable for Common Stock or any outstanding options, calls or other commitments for the issuance, sale or delivery of any shares of Common Stock or of any securities so convertible or exchangeable.

        (b) Upon consummation of the transactions contemplated by this Agreement, Buyer will acquire good and marketable title to and complete ownership of the Buyer Stock, free and clear of any Encumbrance. The Buyer Stock will, upon such consummation, be duly authorized, validly issued, fully-paid and nonassessable.

        (c) Except as disclosed in Schedule 4.2, the Company has no legal obligation, absolute or contingent, to, nor is it engaged in any ongoing negotiations or discussions with, any person or firm to sell the assets of the Company (other than sales in the ordinary course of the Company's business), or to issue or sell any shares of voting stock (or securities convertible into, or granting a right to purchase, such stock) comprising more than 10% of outstanding Common Stock, or to effect any merger, consolidation, or other reorganization of the Company, or to enter into any agreement with respect to any of the above, nor is it aware of any discussions taking place with respect to the foregoing transactions.

        4.3     Financial Statements; Changes; Contingencies.

        (a) The Company has furnished to Buyer all of its periodic reports to, and other filings with, the SEC since December 31, 1996, including its annual report on Form 10-K for the fiscal year ended December 31, 1996 (collectively, the "Disclosure Materials"). The Disclosure Materials fairly present the information purported to be set forth therein and do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. All of the audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included in the Disclosure Materials have been prepared in accordance with GAAP applied on a consistent basis for the dates and during the periods involved (except as otherwise stated in such financial statements or, in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present the consolidated financial position, results of operations and changes in financial position of the Company as of the dates thereof and for the periods indicated therein (subject, in the case of any unaudited interim financial statements, to normal year end audit adjustments). The Company does not have any liability or obligation, secured or unsecured (whether absolute, accrued, contingent or otherwise, and whether due or to become due), which is of a nature required under generally accepted accounting principles applied on a consistent basis to be included in a consolidated corporate balance sheet or disclosed in the notes thereto, except such liabilities and obligations which (i) are recorded in the most recent balance sheet included in the Disclosure Materials, or (ii) were incurred after the date of such balance sheet in the ordinary course of business, or (iii) are disclosed in Schedule 4.3.

        (b) Except as disclosed in the Company's financial statements contained in its most recent Quarterly Report on Form 10-Q filed with the SEC and included in the Disclosure Materials, and the items mentioned in Schedule 4.3, since December 31, 1996;

        (i)     there has been no material adverse change in the Business; and

	(ii)	there has not been any Loss, (whether or not covered by
    insurance) adversely affecting any assets material to the Business.

        4.4 Tax and Other Returns and Reports. The Company has timely filed all required Tax Returns and has paid all Taxes due for all periods ending on or before December 31, 1996. Adequate provision has been made in the books and records of Company, and to the extent required by GAAP in the financial statements referred to in Section 4.3(b) above for all Taxes whether or not due and payable and whether or not disputed. Company has not elected to be treated as a consenting corporation under Section 341(f) of the Code.
Schedule 4.4 lists the date or dates through which the IRS and any other Governmental Entity have examined the United States federal income tax returns and any other Tax Returns of Company. All required Tax Returns, including amendments to date, have been prepared in good faith without negligence or willful misrepresentation and are complete and accurate in all material respects. Except as set forth in the Schedule 4.4, no Governmental Entity has, during the past three years, examined or is in the process of examining any Tax Returns of Company. Except as set forth on Schedule 4.4, no Governmental Entity has proposed (tentatively or definitively), asserted or assessed or, to the best knowledge of Company, threatened to propose or assert, any deficiency, assessment or claim for Taxes and the Company knows of no basis for any such delinquency assessment or claim.

        4.5 Intangible Property. Schedule 4.5 lists any and all material items of Intangible Property in which Company has an interest and the nature of such interest. Such assets include all Permits or other rights with respect to any of the foregoing. Company has complete rights to and ownership of all Intangible Property required for use in connection with the Business, the absence of which would have a material adverse effect on the Business. Except as disclosed on Schedule 4.5, Company does not use any Intangible Property by consent of any other person and is not required to and does not make any payments to others with respect thereto. Company has in all material respects performed all obligations required to be performed by it, and is not in default in any material respect under any Contract relating to any of the foregoing. Company has not received any notice to the effect (or is otherwise aware) that the Intangible Property or any use by Company of any such property conflicts with or allegedly conflicts with or infringes the rights of any Person.

        4.6 Authorization. The execution, delivery and performance of this Agreement and any related agreements by the Company has been duly and validly authorized by the Board of Directors of Company and by all other necessary corporate action on the part of Company. This Agreement and any related agreements constitute the legally valid and binding obligation of Company, enforceable against Company in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors rights generally.

        4.7 No Conflicts. The execution, delivery and performance of this Agreement by Company and the execution, delivery and performance of any related agreements or contemplated transactions by Company will not violate, or constitute a breach or default (whether upon lapse of time and/or the occurrence of any act or event or otherwise) under, the charter documents or by-laws of Company, any Law to which Company is subject or any Contract to which Company is a party that is material to the financial condition, results of operations or conduct of the Business.

        4.8     Governmental Approvals.  Except for matters identified in
Schedule 4.8, the execution and delivery of this Agreement and the performance of this Agreement and any related or contemplated transactions by Company will not require filing or registration with, or the issuance of any Permit by, any other third party or Governmental Entity.

        4.9 Legal Matters. Except as disclosed in the Disclosure Materials or in Schedule 4.9; (i) there is no Order or Action pending, or, to the best knowledge of Company, threatened, against or affecting Company or any of its properties or assets that individually or when aggregated with one or more other Orders or Actions has or if determined adversely to the interest of the Company might reasonably be expected to have a material adverse effect on
 Company, the Business, on Company's ability to perform this Agreement, or on any aspect of the transactions contemplated by this Agreement; and (ii) the Company is not in violation of any Laws, the effect of which violation would be materially adverse to the Business.

        4.10 Insurance. There is in full force and effect insurance coverage on the assets, properties, premises, operations and personnel of Company in such amounts and against such risks and losses as in the opinion of Company is adequate in all material respects for the business engaged in by Company. The Company has delivered or made available to Buyer true copies of all of the insurance policies maintained by or for the benefit of the Company which are in effect. All such insurance policies are in full force and effect, and the Company has not received a notification with respect to any material policies of their cancellation or that they will not be renewed or that the insurance carrier insuring same has placed by condition on renewal or cancellation which would make the renewal or cancellation onerous.

        4.11 Permits. Company holds all Permits that are required by any Governmental Entity to permit it to conduct the business as now conducted, and all such Permits are valid and in full force and effect and will remain so upon consummation of the transactions contemplated by this Agreement. No suspension, cancellation or termination of any of such Permits is threatened or, to the best knowledge of Company, imminent.


                                 ARTICLE V
                   REPRESENTATIONS AND WARRANTIES OF BUYER


        Buyer hereby represents and warrants to Company as follows:

        5.1 Organization and Related Matters. Buyer is a corporation duly organized and validly existing under the laws of Japan. Buyer has the necessary corporate power and authority to execute, deliver and perform this Agreement and any related agreements to which it is a party.

        5.2 Authorization. The execution, delivery and performance of this Agreement and any related agreements by Buyer has been duly and validly authorized by the Board of Directors of Buyer and by all other necessary corporate action on the part of Buyer. This Agreement constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally.

        5.3 No Conflicts. The execution, delivery and performance of this Agreement and any related agreements or contemplated transactions by Buyer will not violate or constitute a breach or default (whether upon lapse of time and/or the occurrence of any act or event or otherwise) under the charter documents of Buyer, any Law to which Buyer is subject or any Contract to which Buyer is a party that is material to the financial condition, results of operations or conduct of the business of Buyer.

        5.4 Investment Purpose. Buyer is purchasing the Buyer Stock for investment purposes only, and is an "accredited investor" for purposes of Regulation D under the Securities Act.


                                  ARTICLE VI
                         COVENANTS OF THE COMPANY


        6.1 Other Agreements. On or prior to the Closing Date the Company shall not enter into any agreement or understanding with any person or entity other than the Buyer or a representative thereof with respect to the issuance or sale of any Common Stock or other capital stock of the Company (or securities convertible into, or granting a right to purchase, such stock) comprising more than 5% of the outstanding Common Stock, the merger or acquisition of the Company or the acquisition of the capital stock of any Subsidiary, or any or all of their material assets, or effect any such transactions. On or prior to the Closing, should Company receive an unsolicited offer for such transaction, or obtain information that such an offer is likely to be made, Company shall provide Buyer with any information which Company provides to its Board of Directors with respect thereto, approximately at the same time such information is provided to its Board of Directors.

        6.2 Advise of Changes. On or before the Closing, the Company shall promptly advise the Buyer in writing of (i) any event known to the Company occurring subsequent to the date of this Agreement which would render any representation or warranty of the Company contained in this Agreement, if made on or as of the date of such event or the date of the Closing, untrue or inaccurate in any material respect (other than an event so affecting a representation or warranty which is expressly limited to a state of facts existing at a time prior to the occurrence of such event) or (ii) any material adverse change in the Company's Business.

        6.3 Access to Books and Records. Until the Closing, the Company shall afford to the Buyer and its accountants, attorneys and agents such information regarding the Company and access to their books and records and other documents as Buyer may reasonably request, subject to mutually acceptable confidentiality requirements.

        6.4 Distribution Agreement. The Company agrees to execute and deliver to the Buyer the Distribution Agreement on or prior to the Closing Date.

        6.5     Registration Rights.

        (a) If, at any time following the two year period commencing on the Closing Date and until the tenth (10th) anniversary of the Closing Date, the Company proposes to issue, in a firmly underwritten public offering, any shares of its Common Stock, Company shall, at least 30 days prior to the filing of any registration statement with respect thereto under the Securities Act, provide written notice to Buyer of its intention to effect such registration. If, within 20 days after receipt of such notice, Buyer submits a written request to Company specifying the amount of Common Stock that Buyer proposes to sell, Company shall include the shares specified in such request in such offering; provided that the number of shares of Buyer Stock being included in such offering may be reduced on a pro rata basis to the extent that any of Ed Funk, Ingeborg Funk, Dan Funk, the Funk Trust or any of the officers or directors of the Company have also elected to participate in such offering and have had their desired shares reduced.

        (b) Notwithstanding the foregoing, with respect to any inclusion of the Buyer Stock in a registration pursuant to paragraph (a), Company will pay all expenses incident to its performance of or compliance with this
Section including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger, telephone and delivery expenses, and fees and disbursements of its counsel and independent certified public accountants. Buyer will be responsible for any stock transfer taxes, broker's fees, all internal management, personnel and administrative costs of Buyer, and the fees and expenses, of its attorneys, if any, incurred by it in connection therewith.

        6.6 Distributions, Etc. The Company agrees that it will not declare or pay any dividend or make any other distribution as of a record date prior to the Closing in respect of its capital stock or prior to the Closing change its or Subsidiary's capital structure.

        6.7 Operations in Ordinary Course. Until the Closing, the Company agrees to conduct its operations in a prudent manner and in the ordinary course of business, consistent with its past practices.


                                   ARTICLE VII
                             COVENANTS OF THE BUYER


        7.1 Advise of Changes. On the Closing, the Buyer will promptly advise the Company in writing of any event known to the Buyer occurring subsequent to the date of this Agreement which would render any representation or warranty of the Buyer contained in this Agreement, if made on or as of the date of such event or the date of the Closing, untrue or inaccurate in any material respect (other than an event so affecting a representation or warranty which is expressly limited to a state of facts existing at a time prior to the occurrence of such event).

        7.2 Standstill. The Buyer agrees that it will not (i) acquire additional shares of Common Stock or securities convertible into Common Stock without the prior written consent of the Company; (ii) solicit proxies from other shareholders of Company in opposition to any recommendation of the Board of Directors of Company; or (iii) initiate or participate in any group which proposes, without the support of the Board of Directors of Company, any change in control of Company, whether by tender offer, merger or otherwise.

        7.3 Restrictions on Transfer. Buyer shall not transfer any of the Buyer Stock for a period of two years from the Closing Date. From the second anniversary of the Closing Date and for a period of three years thereafter, Company shall have the right of first refusal, exercisable for a period of sixty (60) days after receipt of notice of a proposed transfer of Buyer Stock, to purchase any shares proposed to be transferred.

        7.4 Distribution Agreement. The Buyer agrees to execute and deliver to the Company the Distribution Agreement on or prior to the Closing Date.



                                    ARTICLE VIII
                                 OTHER AGREEMENTS


        8.1 Payment of Certain Expenses. Except as provided in Section 6.5, with respect to registration rights, the Company and Buyer shall be liable for their own costs and expenses incurred in connection with this Agreement including the fees of their respective advisors.

        8.2 Public Announcements. The Buyer and the Company agree that they will advise and confer with each other prior to the issuance of any reports, statements or releases pertaining to this Agreement or any transaction contemplated hereby.

        8.3 Confidentiality. The Buyer and the Company will, and will cause each of their respective affiliates to, maintain the confidentiality of any and all confidential information received from the other in connection with the transactions contemplated by this Agreement, except as may otherwise be required by any applicable law or any court or governmental agency. If this Agreement is terminated (as provided in Section 10.1), then upon notice by the Company to the Buyer of those confidential documents of the Company which it wishes returned, the Buyer shall within 30 days of such notice return such documents and any copies thereof to the Company.

        8.4     Necessary Consents; Preparation of Certain Filings and
Documents.

        (a) Each party will use its best efforts to obtain as soon as practicable any approvals or consents of any Governmental Entities or third parties necessary in order to consummate the transactions contemplated by this Agreement.

        (b) Each party agrees to cooperate with the other with respect to any governmental proceedings relating to this Agreement.

        8.5 Voting Agreement. Buyer agrees not to vote its Buyer Stock against the wishes of the Board of Directors of Company in connection with any change of control of Company. Change of control for this purpose will mean the acquisition of a majority of the voting securities or assets of Company by a person or group of such persons joined together for the purpose of such acquisition. Unless earlier terminated pursuant to Section 8.6 below, the restrictions of this Section 8.5 will run until the earlier of (i) ten (10) years from the date hereof, or (ii) termination or expiration of the Distribution Agreement.

        8.6 Termination of Restrictions. Notwithstanding any other limitations set forth herein, the restrictions contained in Section 7.2,
Section 7.3 and Section 8.5 will in any event terminate immediately (i) upon the expiration or termination of the Distribution Agreement, for any reason, or (ii) should Buyer at any time beneficially own less than 3.25% of the issued and outstanding Common Stock of Company.



                                   ARTICLE IX
                       NATURE AND SURVIVAL OF REPRESENTATIONS
                            AND WARRANTIES; INDEMNITIES


        9.1 Nature of Representations and Warranties. All statements contained in the Schedules hereto or in any certificate or instrument of conveyance delivered by or on behalf of the parties pursuant to this Agreement or in connection with the transactions contemplated hereby shall be deemed representations and warranties by the parties hereunder.

        9.2     Survival of Representations, Warranties, etc.   All
representations and warranties of the parties made in this Agreement or as provided herein shall survive the Closing Date for a period of two (2) years.

        9.3     Indemnification.

        (a) The Company will indemnify, to the extent permitted by Law, the Buyer, its officers and directors and each Person who controls the Buyer (within the meaning of the Securities Act or the Exchange Act) against any Losses caused by, resulting from or arising from (i) any inaccuracy in or breach or nonperformance of any of the representations, warranties, covenants or agreements made by the Company in or pursuant to this Agreement; or (ii) any untrue or alleged untrue statement of material fact contained in any registration statement or prospectus (or any amendment or supplement thereto) of the Company, or any exhibits or materials incorporated by reference therein, filed with the SEC, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by the Buyer expressly for use therein.

        (b) In connection with the registration statements or prospectuses referred to in Section 6.5, the Buyer will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration. The Buyer will indemnify the Company, its directors and officers and each Person who controls the Company within the meaning of the Securities Act or the Exchange Act) against any Losses caused by, resulting from or arising from (i) any inaccuracy in or breach or nonperformance of any of the representations, warranties, covenants or agreements made by the Buyer in or pursuant to this Agreement; or (ii) any untrue or alleged untrue statement of material fact or any omission or alleged omission of a material fact required to be stated in such registration statements or prospectuses or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is caused by or contained in any information or affidavit so furnished in writing by the Buyer.

        9.4     Procedure.  Any person entitled to indemnification under
Section 9.3 will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

        9.5     Survival.  The indemnification obligations set forth in Section
9.3 shall survive the Closing Date.


                                  ARTICLE X
                        TERMINATION AND ABANDONMENT


        10.1    Termination and Abandonment.  This Agreement may be terminated
(i) by the mutual consent of the Buyer and the Company; (ii) by the Buyer if there has been a material misrepresentation or material breach on the part of the Company in the representations, warranties and covenants of the Company set forth herein, or if there has been any material failure on the part of the Company to comply with its obligations hereunder; (iii) by the Company if there has been a material misrepresentation or material breach on the part of the Buyer in the representations, warranties and covenants of the Buyer set forth herein, or if there has been any material failure on the part of the Buyer to comply with its obligations hereunder; (iv) by the Buyer if it should reasonably conclude that the approvals contemplated in Section 2.3 will not be forthcoming or (v) by the Company if it should reasonably conclude that the approvals contemplated in Section 3.3 will not be forthcoming.

        The power of termination provided for by this Section 10.1 may be exercised by the Buyer or the Company by written notice thereof, given to the other. If this Agreement is terminated in accordance with this Section 10.1, the transactions contemplated by this Agreement shall be abandoned without further action by the Buyer or the Company.

        10.2 Liability Upon Termination. In the event of termination and abandonment of the transactions contemplated by this Agreement pursuant to
Section 10.1 (i), 10.1 (iv) or 10.1 (v), neither the Buyer nor the Company shall have any liability or further obligation to the other except as provided in Sections 8.1 and 8.3.


                                 ARTICLE XI
                                   GENERAL


        11.1 Amendments; Waivers. This Agreement and any Schedules or Exhibits attached hereto may be amended only by agreement in writing of all parties. No waiver of any provision nor consent to any exception to the terms of this Agreement or any agreement contemplated hereby shall be effective unless in writing and signed by the party to be bound and then only to the specific purpose, extent and instance so provided.

        11.2 Schedules; Exhibits; Integration. Each Schedule and Exhibit delivered pursuant to the terms of this Agreement shall be in writing and shall constitute a part of this Agreement, although Schedules need not be attached to each copy of this Agreement. This Agreement, together with such Schedules and Exhibits, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the parties in connection therewith.

        11.3 Best Efforts; Further Assurances. Each party will use its best efforts to cause all conditions to its obligations and hereunder to be timely satisfied and to perform and fulfill all obligations on its part to be performed and fulfilled under this Agreement, to the end that the transactions contemplated by this Agreement shall be effected substantially in accordance with its terms as soon as practicable. The parties shall cooperate with each other in such actions and in securing requisite Approvals. Each party shall execute and deliver such further certificates, agreements and other documents and take such other actions as may be necessary or appropriate to consummate or implement the transactions contemplated hereby or to evidence such events or matters.

        11.4 Governing Law and Forum. This Agreement shall be deemed to have been executed and entered into in the State of Ohio, U.S.A., and this Agreement, and its formation, operation and performance shall be governed, construed, performed and enforced in accordance with the substantive laws of the State of Ohio, U.S.A. In the event there arises a dispute between the parties as to the performance or interpretation of any of the provisions of this Agreement, or as to matters related to but not covered by this Agreement, the parties shall first attempt to find a mutually agreeable solution by consultation in good faith. If the matter has not been resolved within thirty
(30) days of their first meeting to resolve a dispute, then any such dispute shall be determined finally by arbitration in accordance with the International Arbitration Rules of the American Arbitration Association. The place of arbitration shall be Columbus, Ohio, U.S.A. if initiated and brought by Buyer, or Tokyo, Japan ifinitiated and brought by Company and the language of the arbitration shall be English. The arbitral tribunal shall consist of a single arbitrator. If the parties shall not have agreed upon an arbitrator within thirty (30) days of the notice of arbitration, then the Administrator of the American Arbitration Association shall appoint one. The unsuccessful party in an arbitration shall pay and discharge all reasonable costs and expenses (including reasonable attorneys' fees) which are incurred by the other party in enforcing this Agreement. Judgment upon the award of the arbitrator may be entered in any court having jurisdiction thereof. The parties acknowledge that this Agreement and any award rendered pursuant to it shall be governed by the 1958 United Nations Convention on the Recognition and Enforcement of Foreign Arbitral Awards. Pending the submission to the arbitrator and thereafter until the single arbitrator renders the award, the parties shall, except in the event of termination, continue to perform all their obligations under this Agreement without prejudice to a final adjustment in accordance with the award. Nothing herein shall prevent any party from seeking injunctive relief from any court of competent jurisdiction, in order to preserve assets, prevent irreparable harm or as otherwise appropriate.

        11.5 No Assignment. Except in connection with a transfer of all or a portion of the Buyer Stock to Buyer, or as otherwise agreed, neither this Agreement nor any rights or obligations under it are assignable.

        11.6 Headings. The descriptive headings of the Articles, Sections and subsections of this Agreement are for convenience only and do not constitute a part of this Agreement.

        11.7 Counterparts. This Agreement and any amendment hereto or any other agreement (or document) delivered pursuant hereto may be executed in one or more counterparts and by different parties in separate counterparts. All of such counterparts shall constitute one and the same agreement (or other document) and shall become effective (unless otherwise provided therein) when one or more counterparts have been signed by each party and delivered (by telecopier, mail or otherwise) to the other party.

        11.8 Notices. Any notice or other communication hereunder must be given in writing and (a) delivered in person, (b) transmitted by telex, telefax or telecommunications mechanism provided that any notice so given is also mailed as provided in clause (c) or (c) mailed by certified or registered mail, postage prepaid, receipt requested as follows:

                If to Buyer, addressed to:

                Century Medical, Inc.
		1-6-4 Ohsaki
		Shinagawa-ku, Tokyo 141
		Japan

		Attn.: Mr. Mitsunari Suzuki
			President

		Tel: 81-3-3491-0161
		Fax: 81-3-3491-0737

		If to Company, addressed to:

		Cross Medical Products, Inc.
		5160 - A Blazer Memorial Parkway
		Dublin, Ohio  43017-1339

		Attn:	Mr. Paul A. Miller
			Vice President and
			Chief Financial Officer

		Tel:	1-617-718-0530
		Fax:	1-614-718-0540

or to such other address or to such other person as either party shall have last designated by such notice to the other party. Each such notice or other communication shall be effective (i) if given by telecommunication, when transmitted to the applicable number so specified in (or pursuant to) this
Section 11.8 and an appropriate answerback is received, (ii) if given by mail, three days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when actually received at such address.

        11.9 Remedies; Waiver. To the extent permitted by Law, all rights and remedies existing under this Agreement and any related agreements or documents are cumulative to and not exclusive of, any rights or remedies otherwise available under applicable Law. No failure on the part of any party to exercise or delay in exercising any right hereunder shall be deemed a waiver thereof, nor shall any single or partial exercise preclude any further or other exercise of such or any other right.

        11.10 Attorney's Fees. In the event of any Action by any party arising under or out of, in connection with or in respect of, including any participation in bankruptcy proceedings to enforce against a party a right or claim in such proceedings, the prevailing party shall be entitled to reasonable attorney's fees, costs and expenses incurred in such Action. Attorney's fees incurred in enforcing any judgement in respect of this Agreement are recoverable as a separate item. The preceding parties intend that the sentence be severable from the other provisions of this Agreement, survive any judgment and, to the maximum extent permitted by law, not be deemed merged into such judgment.

        11.11 Knowledge Convention. Whenever any statement herein or in any schedule, exhibit, certificate or other documents delivered to any party pursuant to this Agreement is made "to its knowledge" or "to its best knowledge" or words of similar intent or effect of any party or its representative, such person shall make such statement only after conducting a diligent investigation of the subject matter thereof, and each statement shall be deemed to include a representation that such investigation has been conducted.

        11.12 Representation By Counsel;Interpretation. Buyer and Company each acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of Law, or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of Buyer and Company.

        11.13 Specific Performance. Buyer and Company each acknowledge that, in view of the uniqueness of the Business and the transactions contemplated by this Agreement and related agreements, each party would not have an adequate remedy at law for money damages in the event that this Agreement has not been performed in accordance with its terms, and therefore agrees that the other party shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which it may be entitled, at law or in equity.

        11.14 Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable by any Governmental Entity, the remaining provisions of this Agreement to the extent permitted by Law shall remain in full force and effect provided that the essential terms and conditions of this Agreement for both parties remain valid, binding and enforceable, and that the economic and legal substance of the transactions contemplated is not affected in any manner materially adverse to any party.
In event of any such determination, the parties agree to negotiate in good faith to modify this Agreement to fulfill as closely as possible the original intents and purposes hereof. To the extent permitted by Law, the parties hereby to the same extent waive any provision of Law that renders any provision hereof prohibited or unenforceable in any respect.

                               * * * * * * *

        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

						CENTURY MEDICAL, INC.



                                                /S/ Mitsunari Suzuki
                                                -------------------------------
                                                By: Mitsunari Suzuki

                                                Its: President and CFO




						CROSS MEDICAL PRODUCTS, INC.


                                                /S/ Joseph A. Mussey
                                                -------------------------------
                                                By: Joseph A. Mussey

                                                Its: President





EXHIBIT 99

               Cross Medical Completes $2 Million Private Placement
                    of Stock to its Japanese Distributor

Contact:
Paul A. Miller, Vice President & CFO
Cross Medical Products, Inc.
(614) 718-0530

DUBLIN, Ohio (August 25, 1997) - Cross Medical Products, Inc. (Cross) (NASDAQ:
CRSS) and Century Medical, Inc. (Century), a Japanese corporation, announced today Century has purchased 210,748 shares of Cross Medical Products, Inc. Common Stock at a price of $9.49 per share totaling $2 million. With the purchase Century will own approximately 4% of the 5,209,053 outstanding shares of Cross. The proceeds will be used for general working capital.

Century has been an exclusive distributor for Cross' spinal implant systems in Japan since entering into a long term distribution agreement in 1994. "We are pleased to have a partner the quality of Century not only distributing our products but making a significant financial investment in Cross. This certainly strengthens our growing relationship with Century", said Joseph A. Mussey, President and Chief Executive Officer of Cross.

Mr. Mistunari Suzuki, President and CEO of Century Medical said "We have been very pleased with our relationship with Cross Medical. This alliance further solidifies our commitment to the spinal surgery market in Japan and in building a long term relationship with Cross Medical."

The shares purchased by Century contain certain transfer restrictions. Century has agreed not to transfer the shares for two years and Cross retains the option to repurchase the shares in the event Century desires to transfer the shares after the initial two year period.

This press release includes forward looking statements in the second paragraph. These forward looking statements involve risk and uncertainties detailed in the Company's Annual Report and Form 10-K for the year ended December 31, 1996, all of which factors and risks may cause actual results to differ materially from management's current expectations.

Cross Medial Products, Inc. is a world-wide supplier of spinal implant devices used to treat degenerative conditions and deformities of the spine.

Century Medical, Inc. is headquartered in Tokyo with sales offices in Sapporo, Sendai, Nagoya, Osaka and Fukuoka. Over the past two decades, Century Medical has steadily expanded its medical products distribution business in Japan. Century Medical's parent company, ITOCHU Corporation, last year reported revenues of $155 billion. ITOCHU is a general trading company also headquartered in Tokyo with world-wide operations that range from distribution of raw materials to involvement in a variety of manufacturing and service industries.